UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2026

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on May 6, 2026, Catalyst Pharmaceuticals, Inc. (“Catalyst”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Angelini Pharma S.p.A., an Italian Società per azioni (“Angelini Pharma”), and Angelini Cielo Inc., a Delaware corporation and wholly-owned subsidiary of Angelini Pharma (“Merger Sub”), providing for the merger of Merger Sub with and into Catalyst (the “Merger”), with Catalyst surviving the Merger as a wholly-owned subsidiary of Angelini Pharma.

The closing of the Merger and the other transactions contemplated by the Merger Agreement (together with the Merger, the “Transactions”) is subject to customary closing conditions, including, among others, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On May 20, 2026, Catalyst and Angelini Pharma each filed a Premerger Notification and Report Form under the HSR Act with the Antitrust Division of the U.S. Department of Justice and the U.S Federal Trade Commission (the “FTC”) in connection with the Transactions. On June 22, 2026, Catalyst became aware that on June 16, 2026, the FTC had granted early termination of the waiting period under the HSR Act.

The closing of the Transactions remains subject to the satisfaction or waiver of other customary closing conditions, including adoption of the Merger Agreement by holders of at least a majority of the outstanding shares of our common stock, as further described in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2026 (the “Definitive Proxy Statement”). The parties expect the Transactions to close in the third quarter of 2026, subject to the satisfaction or waiver of the other customary closing conditions set forth in the Merger Agreement.

Important Information and Where to Find It

In connection with the Transactions, Catalyst has filed with the SEC the Definitive Proxy Statement. Catalyst may also file other documents with the SEC regarding the Transactions. This document is not a substitute for the Definitive Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transactions. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this Current Report on Form 8-K, the forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available. All forward-looking statements in this Current Report on Form 8-K or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

Dated: June 23, 2026	By:	/s/ Michael W. Kalb
	Name:	Michael W. Kalb
	Title:	Executive Vice President and Chief Financial Officer